UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

VULCAN MATERIALS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive

Birmingham, Alabama 35242

(Address of principal executive offices) (zip code)

(205) 298-3000

Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04.	Mine Safety.

On April 26, 2016, Vulcan Construction Materials, LLC (“VCM”), a subsidiary of Vulcan Materials Company, received an imminent danger order issued by the Mine Safety and Health Administration (“MSHA”) under section 107(a) of the Federal Mine Safety and Health Act of 1977 (“FMSHA”) at its Cherokee Quarry in Cherokee, Alabama. The order was issued to remove a maintenance worker observed in a hopper where loose unconsolidated shot rock was present.

On April 27, 2016, VCM received an imminent danger order issued by the MSHA under section 107(a) of the FMSHA at its Glencoe Quarry in Glencoe, Alabama. The order was issued to remove a customer truck driver observed in the bed of his truck while attempting to remove a large rock.

No injuries occurred from either incident. The Company took corrective action with respect to each incident.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: April 29, 2016	By:	/s/ Jerry F. Perkins Jr.
		Name:	Jerry F. Perkins Jr.
		Title:	General Counsel and Secretary